EXHIBIT 10.11




                         STOCK PURCHASE OPTION AGREEMENT



                                      AMONG


                       THOMSON CONSUMER ELECTRONICS, INC.,
                             a Delaware corporation



                                       AND


                                  MIH LIMITED,
       a company organized under the laws of the British Virgin Islands







                           Dated as of March 18, 1999

                         STOCK PURCHASE OPTION AGREEMENT


      This Stock Purchase OPTION Agreement (the "Agreement") is entered into as of March 18, 1999, by and between THOMSON CONSUMER ELECTRONICS, INC., a Delaware corporation (the "Buyer"), and MIH Limited, a company organized under the laws of the British Virgin Islands (the "Seller"). The Buyer and the Seller are referred to collectively herein as the "Parties."

                                    RECITALS

      A. Myriad International Holdings BV, a company organized under the laws of The Netherlands ("MIH") and Buyer entered into that certain Stock Purchase Agreement, dated as of the date hereof, whereby Buyer sold its shares of common stock in OpenTV, Inc., a Delaware corporation, to MIH, and, in exchange, MIH delivered a Promissory Note, dated as of the date hereof (the "Note"), originally issued by MIH to Buyer.

      B. Pursuant to the terms of the Note, Buyer has an option to convert the outstanding principal on and accrued interest under the Note into the MIH Limited Shares (as defined below).

      C. This Agreement sets forth the terms and conditions of a transaction whereby, if the Buyer chooses to exercise its option to purchase the MIH Limited Shares, the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, the MIH Limited Shares in accordance with this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

SECTION 1.  Definitions; Interpretations.

      1.1 Certain Defined Terms.

      The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

      "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, agreement, restriction, assessment, trust (constructive or other), preference, priority or charge of any kind, including, without limitation (i) any conditional sale or other title retention agreement and any lease in the nature thereof, (ii) the filing of or agreement to give any financing statement under the uniform commercial code of any jurisdiction, (iii) any lien or charge arising by statute or other law, (iv) any security agreement or preferential arrangement, (v) any stockholders' agreement, voting trust or agreement, or proxy, or (vi) any option, warrant, or put or call agreement or arrangement. The term Lien shall not include any resale restrictions under applicable securities laws.

      "Lockup Agreement" shall mean an agreement in the form of Exhibit A, to be effective as of the IPO Closing Date.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under the Internal Revenue Code of 1986, as amended, Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      1.2 Note Definitions.

      Unless otherwise defined herein, capitalized terms used in this Agreement, including its preamble and recitals, shall have the meanings ascribed to them in the Note.

SECTION 2. Exercise of Option; Purchase and Sale of MIH Limited Shares.

      2.1 Conversion Option.

      If the IPO Conversion Option is exercised in accordance with the terms of the Note, Buyer shall be entitled to receive that number of Class A Ordinary Shares of MIH Limited (the "Class A Shares") equal to (i) the aggregate principal amount of the Note, together with unpaid interest thereon accrued to the IPO Closing Date, divided by (ii) the initial offering price per share to the public for such Class A Ordinary Shares of MIH Limited (without giving effect to any underwriting discounts or commissions) (the "MIH Limited Shares"). Buyer shall be under no obligation to exercise the IPO Conversion Option hereunder.

      2.2 Purchase and Sale Transaction.

      If the IPO Conversion Option is exercised in accordance with the terms of the Note, then, on and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to issue and sell to Buyer on the IPO Closing Date, the MIH Limited Shares, free and clear of all Liens, for the consideration specified in Section 2.3. In addition Seller agrees to pay to Buyer any amounts owed in lieu of fractional shares pursuant to the terms of the Note.

      2.3 Purchase Price.

      The aggregate purchase price for the MIH Limited Shares shall be an amount equal to the aggregate principal amount of the Note, together with unpaid interest thereon accrued to the IPO Closing Date, which shall be payable by Buyer on the IPO Closing Date by the delivery of the original Note to Seller and the cancellation of the Note by Seller.

      2.4 The Closing.

      The closing of the purchase and sale of MIH Limited Shares contemplated by this Section 2 (the "Closing") shall take place on the IPO Closing Date. Upon the Closing, Buyer shall be deemed to have become a holder of record of the MIH Limited Shares as of the IPO Closing Date. All deliveries required at Closing and all actions to be taken at Closing shall be deemed to have occurred simultaneously and shall be effective at the same time on the IPO Closing Date as the closing of the sale of Class A Shares sold pursuant to the IPO Registration Statement.

      2.5 Deliveries at the Closing.

      On the IPO Closing Date:

            (a) Seller will deliver to Buyer (i) a copy of Seller's board resolutions as certified by the secretary of Seller, authorizing and approving the execution, delivery and performance of this Agreement by Seller; (ii) newly issued stock certificates in the name of Buyer representing the MIH Limited Shares (indicating the exact number of shares), representing good and marketable title to the MIH Limited Shares, free and clear of all Liens; and (iii) the cash payment due in lieu of fractional shares as provided for in the Note, in immediately available funds in the form of cash, a wire transfer or a cashiers check.

            (b) Buyer will deliver to Seller (i) a copy of Buyer's board resolutions, as certified by the secretary of Buyer, authorizing and approving the execution, delivery and performance of this Agreement by Buyer; (ii) the original Note marked as "CANCELED"; (iii) all of the Pledged Collateral (the "Pledged Collateral"), as that term is defined in that certain Pledge Agreement between MIH and Buyer dated as of the date hereof, including, without limitation, stock certificate no. 21 duly registered in the name of MIH, and all stock powers related thereto, together with duly executed UCC termination statements with respect to the Pledged Collateral for all jurisdictions in which Buyer has filed UCC-1 financing statements related thereto, and Buyer shall have released all Liens created by Buyer with respect to the Pledged Collateral; and (iv) subject to Section 5.4, the Lockup Agreement duly executed by Buyer.

      2.6 Conditions to Obligation to Close.

            (a) Conditions to Obligation of the Buyer.

            The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section
            3.1 shall be true and correct in all material respects at and as of the IPO Closing Date;

                  (ii) the Seller shall have performed and complied with all of its covenants in Sections 2 and 5 hereunder in all material respects through the Closing;

                  (iii) no action, suit, or proceeding shall be pending or
            threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, or (B) cause any of the transactions contemplated by this

            Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                  (iv) the Seller shall have delivered to the Buyer a copy of
            Seller's board resolutions, as certified by the secretary of Seller, authorizing the execution, delivery and performance of this Agreement by Seller; and

                  (v) the IPO Conversion Option has been exercised in accordance with Section 2.1.

            The Buyer may waive any condition specified in this Section 2.6(a) if it executes a writing so stating at or prior to the Closing.

            (b) Conditions to Obligation of the Seller.

            The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section
            3.2 shall be true and correct in all material respects at and as of the IPO Closing Date;

                  (ii) the Buyer shall have performed and complied with all of its covenants in Sections 2 and 5 hereunder in all material respects through the Closing;

                  (iii) no action, suit, or proceeding shall be pending or
            threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

                  (iv) the IPO Conversion Option has been exercised in
            accordance with Section 2.1.

            The Seller may waive any condition specified in this Section 2.6(b) if it executes a writing so stating at or prior to the Closing.

SECTION 3. Representations and Warranties.

      3.1 Representations and Warranties of the Seller.

      Except as set forth in the disclosure schedule attached hereto (the "Disclosure Schedule"), the Seller hereby represents and warrants to the Buyer
(i) as of the date hereof and, (ii) if Buyer consummates the purchase and sale transaction under this Section 2 at the Closing, as of the IPO Closing Date, except to the extent Seller notifies Buyer in writing prior to the Closing, by MAC Notice (as defined in Section 5.2 below) or otherwise, in which case the contents of such notice shall be deemed a part of the Disclosure Schedule for purposes of such representations and warranties as of the IPO Closing Date; as follows:

            (a) Organization of the Seller. Seller is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

            (b) Authorization of Transaction; Enforceability. All consent, approvals, authorizations and orders necessary for the execution, delivery and performance by Seller of this Agreement have been duly and lawfully obtained, and Seller has full right, power, authority and capacity to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

            (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the performance by Seller of its obligations hereunder, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other law of any government, governmental agency, or court to which the Seller is subject or any provision of its corporate charter documents or bylaws.

            (d) Ownership of Shares; Delivery of Good Title. The MIH Limited Shares, when issued, sold, and delivered in accordance with this Agreement, shall be duly and validly issued, and good and valuable consideration has been paid therefor, and nonassessable. Upon delivery of the certificates representing the MIH Limited Shares in accordance with this Agreement, Buyer will have good and marketable title to all of the MIH Limited Shares, free and clear of all Liens.

            (e) Accuracy of IPO Registration Statement. The IPO Registration Statement does not contain any untrue statement of any material fact, and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. For purposes of this representation and warranty, a statement or omission shall not be considered false or misleading to the extent such statement or omission is corrected by an amendment to the IPO Registration Statement that is delivered to Buyer prior to the IPO Closing Date.

      3.2 Representations and Warranties of the Buyer.

      The Buyer represents and warrants to the Seller (i) as of the date hereof and, (ii) if Seller consummates the purchase and sale transaction under this
Section 2 at the Closing, as of the IPO Closing Date, except to the extent Buyer notifies Seller in writing prior to the Closing; as follows:

            (a) Organization of the Buyer. Buyer is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

            (b) Authorization of Transaction; Enforceability. All consent, approvals, authorizations and orders necessary for the execution, delivery and performance by Buyer of this Agreement have been duly and lawfully obtained, and Buyer has full right, power, authority and capacity to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

            (c) IPO Registration Statement. Buyer has received and reviewed the IPO Registration Statement and all amendments thereto timely delivered by Seller to Buyer prior to the date hereof. Buyer will review prior to the IPO Closing Date all amendments to the IPO Registration Statement that are timely delivered by Seller to Buyer prior to the IPO Closing Date.

            (d) Investment. Buyer is not acquiring the MIH Limited Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended. Buyer is an "accredited investor" as that term is defined in Rule 501 of the SEC under the Act (as defined below) and has the necessary knowledge and experience to assess the risks involved with an investment in the MIH Limited Shares. The Buyer also understands that the MIH Limited Shares issued to the Buyer will be "restricted securities" under Rule 144 of the Securities Act of 1933, that the Buyer may not resell or otherwise transfer such MIH Limited Shares without compliance with the Securities Act of 1933 and applicable state securities laws and that it may have to bear the risk of this investment for an indefinite period of time.

SECTION 4. Registration Rights.

      The Seller covenants and agrees as follows:

      4.1 Definitions.

      For purposes of this Section 4:

            (a) The term "Act" means the Securities Act of 1933, as amended.

            (b) The term "Resale Registration Statement" means a registration statement under the Act.

            (c) The term "Holder" means Buyer or Thomson multimedia, S.A., upon assignment from Buyer of all of its rights and obligations set forth in this Agreement.

            (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

            (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of the Resale Registration Statement.

            (f) The term "Registrable Securities" means (i) the MIH Limited Shares and (ii) any securities of the Seller issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the MIH Limited Shares. Notwithstanding the foregoing, "Registrable Securities" shall not include any securities sold by a person to the public, either pursuant to a registration statement or Rule 144, or sold by a person in a transaction in which its rights under this Section 4 are not assigned.

            (g) The term "SEC" shall mean the United States Securities and Exchange Commission.

      4.2 Filing of Resale Registration Statement.

            (a) The Seller shall prepare and file with the SEC the Resale Registration Statement with respect to all of the Registrable Securities on or prior to the 375 calendar day anniversary of the IPO Closing Date (the "Required Filing Date"). Seller shall use its commercially reasonable efforts to have the Resale Registration Statement to be declared effective by the SEC on or prior to the fifteen (15) month anniversary of the IPO Closing Date and keep the Resale Registration Statement effective until such date as is the earlier of (a) the date on which all such Registrable Securities have been sold or (b) the one (1) year anniversary of the date upon which the SEC has declared the Resale Registration Statement effective, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Resale Registration Statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the Resale Registration Statement. Following the effective date of the Resale Registration Statement, the Seller shall be entitled, from time to time, to notify the Holder to discontinue offers or sales of Registrable Securities pursuant to the Resale Registration Statement for the period of time stated in such notice, up to 30 days (such notice being a "Blackout Notice"), if there has been any initiation of negotiations with respect to a material transaction or a material circumstance which the Seller in good faith believes would not be required to be disclosed at such time other than in connection with a registration statement. Such notice shall be signed by an authorized officer of the Seller and shall certify such determination. The Seller may issue any number of Blackout Notices and such Blackout Notices may be given consecutively, but the maximum number of days covered by such notices shall not exceed 75 days in the aggregate and not more than a maximum of 60 consecutive days. As a condition to use the Resale Registration Statement, the Holder agrees that upon receipt of a Blackout Notice the Holder shall discontinue offers and sales of Registrable Securities pursuant to the Resale Registration Statement for such period of time.

            (b) The Seller shall prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection with the Resale Registration Statement as may be necessary to comply with the applicable provisions of the Act with respect to the disposition of all securities covered by the Resale Registration Statement.

            (c) The Seller shall furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

            (d) The Seller shall use its commercially reasonable efforts to register and qualify the securities covered by the Resale Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Seller shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) The Seller shall notify the Holder of Registrable Securities covered by the Resale Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (f) The Seller shall use its commercially reasonable efforts to list all such Registrable Securities registered pursuant hereunder on each securities exchange on which the Class A Shares are then listed.

      4.3 Payments by Seller.

      If Seller has not filed the Resale Registration Statement on or prior to the Required Filing Date, as the same may be extended as contemplated in Section 4.4(b), then the Seller will pay to the Holder as a penalty an aggregate amount equal to the product of $1,000 multiplied by the number of days, if any, that elapse between the Required Filing Date, as the same may be extended as contemplated in Section 4.4(b), and the date on which the Resale Registration Statement is actually filed with the SEC.

      4.4 Furnish Information.

            (a) It shall be a condition precedent to the obligations of the Seller to take any action pursuant to Section 4.2 with respect to the Registrable Securities of the Holder that such Holder shall timely furnish to the Seller such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably and timely requested by the Seller to effect the registration of such Holder's Registrable Securities.

            (b) If, and only if, the Holder has not provided such information in a timely manner and a subsequent delay occurs with respect to filing the Resale Registration Statement by the Required Filing Date, the Required Filing Date shall be extended solely by the number of days that pass until such information is provided by Holder.

            (c) The Holder shall provide any additional information reasonably requested by the Seller that is required to comply with any requests by the staff of the SEC in connection with their review of the Resale Registration Statement.

      4.5 Expenses of Registration.

      All expenses incurred in connection with the registration, filings or qualifications pursuant to this Section 4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Seller shall be borne by the Seller. The Buyer shall be responsible for all underwriter or brokerage discounts and commissions and the fees and disbursements of counsel for the Buyer incurred in connection with the registration of the Registrable Securities and for all other expenses incurred by the Buyer in connection with any sale of the Registrable Securities, including fees, discounts and commissions of any broker dealers.

      4.6 Indemnification.

            (a) To the extent permitted by law, the Seller will indemnify and hold harmless each Holder, and each person, if any, who controls such Holder within the meaning of the Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any federal or state securities law in connection with the offering covered by the Resale Registration Statement, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by Seller: (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Seller of the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any federal or state securities law in connection with the offering covered by the Resale Registration Statement; and the Seller will pay to each such Holder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Seller (which consent shall not be unreasonably withheld), nor shall the Seller be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Holder or controlling person.

            (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Seller, each of its directors, each of its officers who has signed the Resale Registration Statement, and each person, if any, who controls the Seller within the meaning of the Act against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any federal or state securities law in connection with the offering covered by the Resale Registration Statement, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation by such Holder, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Resale Registration Statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 4.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this subsection 4.6(b) exceed the gross proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
      Section 4.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel selected by the indemnifying party, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
      Section 4.6 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.6.

            (d) If the indemnification provided for in this Section 4.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) The obligations of the Seller and Holders under this Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.

      4.7 Reports Under Securities Exchange Act of 1934.

      With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Seller to the public without registration, the Seller agrees to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the IPO Closing Date;

            (b) file with the SEC in a timely manner all reports and other documents required of the Seller under the 1934 Act; and

            (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Seller that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the IPO Registration Statement), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or semi-annual report of the Seller and such other reports and documents so filed with the SEC by the Seller, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      4.8 Limitations on Subsequent Registration Rights.

            (a) From and after the date of this Agreement, the Seller shall not, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Seller which would allow such holder or prospective holder to include such securities in the Resale Registration Statement filed under Section 4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

      4.9 No Representation or Guaranty Regarding MIH Limited Shares.

      Neither MIH, MIH Limited, nor any of their respective affiliates, makes any representation or guaranty regarding the sale by Holder of any MIH Limited Shares, including, without limitation, the ability to sell, the availability of purchasers therefor and the timing or price thereof.

SECTION 5. Pre-Closing Covenants.

      The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing under Section 2.

      5.1 General.

      Prior to the IPO Closing Date, Seller shall finalize and, to the extent necessary, file with the Company's Registry in the British Virgin Islands, resolutions and authorizations of the directors of Seller regarding certain changes to the share capital of Seller, which would include a resolution and authorization necessary for the closing of the sale of the MIH Limited Shares to Buyer under Section 2 of this Agreement..

      5.2 Notice of Changes.

      Seller shall provide Buyer with a copy of each amendment to the IPO Registration Statement promptly following the filing of such amendment with the SEC. Seller shall timely deliver to Buyer written notification (a "MAC Notice") of any material adverse change in the business, assets, financial condition, or operations of MIH Limited (and in any event it shall use its best efforts to deliver the MAC Notice within four (4) business days of the occurrence of the material adverse change). Seller shall provide in the MAC Notice a good faith estimate of the date of the Final Notice Date. In the event of a postponement of the IPO Conversion Date under Section 2(a) of the Note, Seller shall provide Holder with written notice of the new date for printing of the Red Herring promptly following Seller's good faith determination of such date.

      5.3 Analyst Reports.

      Seller shall use commercially reasonable efforts to provide a copy of the analyst reports related to the IPO Registration Statement to Buyer promptly following their publication. TCE shall hold such analyst reports in confidence and shall not use or divulge or disclose any of the information contained therein (except after and to the extent such information is made available to the public) to any person or entity, except such employees, agents, advisors and representatives of TCE who need to know such information for purposes of assessing whether TCE should exercise the IPO Conversion Option.

      5.4 Lockup Agreement.

      In the event any of Seller's significant shareholders signs only lockup agreements (the "Alternative Lockup Agreements") that contain substantially different terms than the Lockup Agreement, Seller agrees that Buyer may, at its option, sign such Alternative Lockup Agreements in lieu of the Lockup Agreement. Seller shall notify Buyer promptly of any Alternative Lockup Agreements.

SECTION 6. Post-Closing Covenant.

      In case at any time after the Closing any further action is necessary to carry out the purchase and sale transaction under Section 2, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request in writing, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below).

SECTION 7. Mindport Subscription Option.

      7.1 Subscription Option.

      If (i) Buyer purchases the MIH Limited Shares hereunder pursuant to its exercise of the IPO Conversion Option in accordance herewith, and (ii) Mindport publicly files a registration statement with the SEC for an initial public offering of its equity securities (the "Mindport Securities"), on a firmly underwritten basis (the "Mindport IPO") on or before the second anniversary of the IPO Closing Date, then Buyer shall have the right, at its option, to purchase a portion of the Mindport Securities (the "Mindport Shares") offered in the Mindport IPO and registered under the registration statement in connection therewith, in accordance with this Section 7 (the "Mindport Subscription Option"). Buyer hereby acknowledges and agrees that neither MIH, MIH Limited, nor any of their affiliates (a) has any obligation to conduct a public offering with respect to Mindport or any other entity, or (b) makes any representation or guaranty with respect to (i) whether any Mindport Securities will become publicly traded, (ii) whether Mindport will ever initiate a public offering of any shares of its capital stock, or (iii) whether the securities of any other entity within the MIH group or the Mindport group (including, without limitation, any affiliate of MIH, MIH Limited or Mindport) will become publicly traded.

      7.2 Option Procedure and Exercise.

      Seller shall cause Mindport to deliver written notice (the "Subscription Notice") to Buyer of its intention to conduct a Mindport IPO, as soon after the time Mindport can offer its shares to Buyer in compliance with United States securities laws as is practicable, which notice shall be accompanied by a copy of the registration statement most recently filed by Mindport with the SEC with respect to the Mindport IPO. Buyer shall have the option to purchase the Mindport Shares by delivery of written notice to Seller and Mindport (the "Exercise Notice") of its intention to exercise its Mindport Subscription Option on or before the close of business on the date that is ten (10) days after the receipt by Buyer of the Subscription Notice. Seller shall provide Buyer with appropriate instructions for providing notice to Mindport. In the event Buyer exercises its Mindport Subscription Option in accordance with this Section 7.2, and subject to the limitation in the following sentence, Buyer shall be entitled to purchase on the closing date of the Mindport IPO ("Mindport Closing Date") the number of Mindport Shares to be offered by Mindport in the Mindport IPO equal to the quotient of (i) the aggregate Fair Market Value (as defined below) of the MIH Limited Shares then owned by Buyer as of the date Buyer delivers the Exercise Notice, divided by (ii) the initial offering price per share to the public for the Mindport Securities to be sold in the Mindport IPO (without giving effect to any underwriting discounts or commissions) (the "Per Share Price"). Notwithstanding the above, in no event shall Buyer have the right to purchase under the Mindport Subscription Option more than fifteen percent (15%) of the equity securities of Mindport on a fully diluted basis, taking into account and including for purposes of calculating this percentage, all securities to be issued in the Mindport IPO. The Fair Market Value of the MIH Limited Shares, on a per share basis, shall be the average closing price per share of the Class A Ordinary Shares of MIH Limited listed on the Nasdaq National Market for the five (5) business days immediately prior to the date upon which the Exercise Notice is given, as reported in the Wall Street Journal or similar generally recognized reporter of such prices. Buyer shall include its calculation of the Fair Market Value in its Exercise Notice.

      7.3 Issuance and Purchase of Mindport Shares.

      If Buyer exercises its Mindport Subscription Option in accordance with this Section 7, then, on the Mindport Closing Date, subject to Section 7.4, Seller shall cause Mindport to issue and sell to Buyer, that number of Mindport Shares determined in accordance with Section 7.2 above, and Buyer shall purchase such Mindport Shares in exchange for the payment, in cash, of an amount equal to the aggregate number of Mindport Shares being sold to Buyer multiplied by the Per Share Price. The purchase of the Mindport Shares by Buyer under the Mindport Subscription Option shall occur as of the Mindport Closing Date. On the Mindport Closing Date, Buyer shall represent that it is not acquiring the MIH Limited Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Act, and that Buyer is an "accredited investor" as that term is defined in Rule 501 of the SEC under the Act.

      7.4 Lockup Agreement.

      The sale of Mindport Shares to Buyer shall be subject to the condition precedent that Buyer executes reasonable and customary lockup agreements in conjunction with its exercise of the Mindport Subscription Option.

      7.5 Appointment of Director.

      If Buyer purchases the Mindport Shares pursuant to the Mindport Subscription Option, and the Mindport Shares received by Buyer thereunder are in excess of twelve and one-half percent (12.5%) of the equity securities of Mindport, determined on a fully diluted basis (taking into account the Mindport Shares issuable to Buyer in connection with the exercise of the Mindport Subscription Option), then MIH Limited shall cause the election to the Mindport board of directors (the "Mindport Board") of an individual designated by Buyer who is acceptable to MIH Limited in its sole and good faith discretion. Such director shall be excluded from access to any material or meeting or portion thereof if the Mindport Board reasonably believes such director's presence would result in a potential conflict of interest regarding the subject matter to be discussed, including based on competitive concerns. Upon the date that Buyer ceases to own at least twelve and one-half percent (12.5%) of the equity securities of Mindport, determined on a fully diluted basis, whether due to the sale of securities by Buyer, Mindport or otherwise, Buyer's right to designate a director to the Mindport Board shall terminate and the Buyer director then serving on the Mindport Board may be removed by action of a majority of the remaining members of the Mindport Board or by the stockholders of Mindport.

SECTION 8.  Remedies for Breaches.

      8.1 Survival of Representations and Warranties.

      All representations and warranties contained in Section 3 of this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto) until the second anniversary of the date of this Agreement, subject to the following sentence. No action may be commenced by either Party with respect to any inaccuracy of or breach of any representation or warranty in
Section 3 of this Agreement, unless written notice, setting forth in reasonable detail the claimed breach thereof, shall be given pursuant to Section 11.7 to the other Party on or before the second anniversary of the date of this Agreement; provided, however, that if such notice is given pursuant to Section
11.7 prior to such second anniversary, then the termination of the survival of all representations and warranties on such first anniversary shall not effect any liability arising prior to such termination which is the subject of such notice.

      8.2 Seller Indemnification.

      Seller hereby indemnifies, covenants and agrees to defend and hold harmless Buyer and its officers, directors, employees, agents and representatives (collectively, "Representatives") from and against any and all losses, liabilities, obligations, costs, expenses, damages or judgments of any kind or nature whatsoever (including reasonable attorneys', accountants' and experts' fees, disbursements of counsel, and other costs and expenses incurred pursuing indemnification claims under this Section 8 hereof) (collectively, "Damages") arising out of or resulting from: (a) any breach of any representation or warranty made by Seller in Section 3.1 of this Agreement, or
(b) the failure of Seller to perform or observe any covenant, agreement or provision to be performed or observed by Seller pursuant to Section 2 of this Agreement.

      8.3 Buyer Indemnification.

      Buyer hereby indemnifies, covenants and agrees to defend and hold harmless Seller and its Representatives from and against any and all Damages arising out of or resulting from: (a) any breach of any representation or warranty made by Buyer in Section 3.2 of this Agreement, or (b) the failure of Buyer to perform or observe any covenant, agreement or provision to be performed or observed by Buyer pursuant to Section 2 of this Agreement.

      8.4 Indemnification Procedure.

      Each party entitled to be indemnified pursuant to this Section 8 (each, an "Indemnified Party") shall notify the party against whom indemnification is sought (the "Indemnifying Party") in writing of any action against such Indemnified Party in respect of which the Indemnifying Party is or may be obligated to provide indemnification under this Section 8, promptly after the receipt of notice of the commencement thereof. The omission of any Indemnified Party so to notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party, except to the extent such failure to provide notice is materially prejudicial to the ability of the Indemnifying Party to defend such action. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that the Indemnifying Party may wish, to assume the defense thereof, with counsel reasonably satisfactory to such

Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party under this
Section 8 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the Indemnifying Party; provided, however, that (i) if the Indemnifying Party shall elect not to assume the defense of such claim or action or (ii) if the Indemnified Party reasonably determines (x) that there may be a conflict between the positions of the Indemnifying Party and of the Indemnified Party in defending such claim or action or (y) that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Indemnifying Party, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the Indemnifying Party shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with the defense.

SECTION 9. Certain Taxes.

      All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including any penalties and interest) incurred in connection with the purchase and sale transaction in Section 2 or Section 7 of this Agreement (including any New York State Gains Tax, New York City Transfer Tax and any similar tax imposed in other states, subdivisions or foreign jurisdictions), shall be paid by Buyer when due, and Buyer will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, Seller will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation at Buyer's expense.

SECTION 10. Termination.

      10.1 Termination of Agreement.

      Certain of the Parties may terminate this Agreement as provided below:

            (a) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

            (b) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach; provided, however, that Buyer may only terminate this Agreement as a result of or in connection with information contained in a MAC Notice if Seller delivers a MAC Notice to Buyer not less than one business day prior to the date (the "Pricing Date") on which Seller establishes the initial offering price per share to the public for the Class A Ordinary Shares of MIH Limited in the MIH Limited IPO, and Buyer delivers to Seller written notice of its intent to terminate this Agreement on or before the Pricing Date; and

            (c) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach.

      10.2 Effect of Termination.

      If any Party terminates this Agreement pursuant to Section 10.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party, except for any liability of any Party then in breach; provided, however that if Buyer terminates this Agreement as a result of or in connection with information contained in a MAC Notice, Seller shall have no liability to Buyer for breach of any representation, warranty or covenant hereunder, and Seller shall pay to Buyer the principal amount of and interest under the Note in accordance with its terms.

SECTION 11. Miscellaneous.

      11.1 Press Releases and Public Announcements.

      No Party nor any of their respective affiliates shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use reasonable efforts to advise the other Parties prior to making the disclosure).

      11.2 No Third-Party Beneficiaries.

      This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

      11.3 Entire Agreement.

      This Agreement (including the Note and other documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, including the Letter Agreement by and among Myriad International Holdings BV, Thomson multimedia S.A., TCE and OpenTV, dated as of December 18, 1998, as amended by the Conversion Option Term Sheet, dated as of March 16, 1999, to the extent they related in any way to the subject matter hereof.

      11.4 Succession and Assignment.

      This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, however, that the Buyer may assign all of its rights and interests hereunder, in whole and not in part, to Thomson multimedia S.A., a societe anonyme incorporated under the laws of France.

      11.5 Counterparts.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      11.6 Headings.

      The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.7 Notices.

      All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to the Seller:                 Copy to:

      MIH Limited                       Paul, Hastings, Janofsky & Walker L.L.P.
      Jupiterstraat 13-15                  Twenty-Third Floor
      2132 HC Hoofddorp                 555 South Flower Street
      The Netherlands                   Los Angeles, California 90071-2371
      Attention: Mr. Allan Rosenzweig   Attention: Siobhan McBreen Burke, Esq.
      Telecopy No: 31-23-568-6880       Telecopy No.: (213) 627-0705

      If to the Buyer:                      Copy to:

      Thomson Consumer Electronics, Inc.    Morrison & Foerster LLP
      10330 N. Meridian Street              425 Market Street
      Post Office Box 1976                  San Francisco, California 94105-2482
      Indianapolis, Indiana 46206-1976      Attention: Robert Townsend, Esq.
      Attention: Jack Kielty, Esq.          Telecopy No.: (415) 268-7522
      Telecopy No.: (317) 587-6702


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      11.8 Governing Law.

            (a) This Agreement shall be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other the internal laws of the State of California to the rights and duties of Buyer and Seller.

            (b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and each Party hereby consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each Party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement. Each Party further consents to process being served in any such action or proceeding either by mailing a copy thereof to such party in accordance with Section 11.7, or by serving a copy thereof upon such party to the full extent permitted by law. Each Party agrees that such service shall be deemed in every respect effective service of process upon the other Party in any such action or proceeding and shall be taken and held to be valid personal service upon and personal delivery to the other Party to the full extent permitted by law.

      11.9 Waiver of Jury Trial.

      EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION OR PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY A PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY HERETO FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

      11.10 Amendments and Waivers.

      No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      11.11 Severability.

      Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      11.12 Expenses.

      Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, unless expressly provided otherwise herein.

      11.13 Construction.

      Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

      11.14 Incorporation of Exhibits, Annexes, and Schedules.

      The Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

      11.15 Binding Agreement.

      The Parties hereby acknowledge and agree that, upon execution of this Agreement by each Party, this Agreement shall constitute a legally binding agreement among the Parties, and the Parties acknowledge and agree that good and valuable consideration has been given for such purpose.

                                      *****

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.



                                    THOMSON CONSUMER
                                    ELECTRONICS, INC.


                                    By:    /s/ JAMES E. MEYER
                                           ------------------------------------

                                    Title: COO & Exec. V.P.
                                           ------------------------------------


                                    MIH LIMITED


                                    By:    /s/ ALLAN M. ROSENZWEIG
                                           ------------------------------------

                                    Title: Director
                                           ------------------------------------

            Disclosure Schedule to Stock Purchase Option Agreement

          Exceptions to the Seller's Representations and Warranties

                           Concerning the Transaction



Seller is currently in the process of finalizing and, to the extent necessary, filing with the Company's Registry in the British Virgin Islands, resolutions and authorizations of the directors of Seller regarding certain changes to the share capital of Seller, which would include a resolution and authorization necessary for the closing of the sale of the MIH Limited Shares to Buyer under
Section 2 of this Agreement.

                                                                            Page

                                    Exhibit A

                                Lockup Agreement

                                                                  March   , 1999

MERRIL LYNCH
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
    North Tower
    World Financial Center
    New York, New York 10281-1209
    United States of America

MERRILL LYNCH INTERNATIONAL
DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
MEESPIERSON N.V.
c/o Merrill Lynch International
    25 Ropemaker Place
    London EC2Y 9LY
    United Kingdom

          Re: Agreement not to sell or otherwise
              dispose of securities of MIH Limited
              ------------------------------------

Ladies and Gentlemen:

     The undersigned understands that MIH Limited (the "Company") proposes to file a registration statement on Form F-1 (the "Registration Statement") with the United States Securities and Exchange Commission in connection with the initial public offering (the "Offering") of ordinary shares ("Shars") of the Company. The undersigned further understands that the Company proposes to enter into one or more purchase agreements (collectively, the "Purchase Agreement") with you as representative of the underwriters of the Offering (the "Underwriters").

     In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company and the Underwriters to enter into the Purchase Agreement and to proceed with the Offering, the undersigned hereby agrees, that from the date hereof until the first anniversary of the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch International, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or other-wise dispose of or transfer (collectively, a "Covered Sale") any Shares (other than any Shares registered in the Offering) or any securities convertible into or exchangeable or exercisable for any Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the "Locked Shares") or request the filing of any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to any of the foregoing (it being understood that such a request shall not be deemed to have been made pursuant to any registration rights agreement until a request is made thereunder and the mere entering into of any registration rights agreement shall not be deemed such a request) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Shares or other securities, in cash or otherwise.

     Notwithstanding the foregoing, (a) the undersigned may at any time make a Covered Sale of any Locked Shares to its parent company Thomson multimedia S.A., provided that Thomson multimedia S.A. shall have agreed in writing to be bound by the terms of this agreement as if a party hereto, and (b) on or after the date which is 181 days after the date of the Purchase Agreement, the undersigned may make a Covered Sale of any Locked Shares, pursuant to a private sale exempt from registration under the Securities Act and without engaging in any marketing activities, other than to any broker dealer, bank, investment fund, investment company, insurance company, trust fund, employee benefit plan or similar financial institution; provided, however, that (x) the aggregate number of transferees (including subsequent transferees) who hold Locked Shares prior to the first anniversary of the date of the Purchase Agreement shall not exceed five and (y) each such transferee (including any subsequent transferee) must agree in writing to be bound by the terms of this Agreement as if a party hereto.

Sincerely,

Name of Securityholder:


-----------------------
(Print)

Signature:


-----------------------
Name:
Title:
(if not natural person)